UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2024

Cocrystal Pharma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38418	35-2528215
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

19805 N. Creek Parkway
Bothell, WA	98011
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 262-7123

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	COCP	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

On October 9, 2024, the Board of Directors of Cocrystal Pharma, Inc. (the “Company”) ratified certain actions of the Compensation Committee effective as of August 12, 2024.

The Board of Directors approved increases in the base salary of each of the Company’s executive officers consisting of James Martin, the Company’s Chief Financial Officer and Co-Chief Executive Officer, and Dr. Sam Lee, the Company’s President and Co-Chief Executive Officer, from $400,000 to $416,000. Additionally, each executive officer received a bonus of $200,000 and a grant of 40,000 restricted stock units (“RSUs”).

The Board of Directors also approved the following cash stipends and RSU grants to the Company’s non-employee directors: (i) a $60,500 cash stipend for service as a director, a $100,000 cash stipend for service on the Company’s Scientific Advisory Board, and 28,109 RSUs to Dr. Roger Kornberg; (ii) a $44,770 cash stipend and 27,100 RSUs to Dr. Philip Frost; (iii) a $82,280 cash stipend and 18,957 RSUs to Steven Rubin; (iv) a $36,300 cash stipend and 8,067 RSUs to Fred Hassan; (v) a $36,300 cash stipend and 8,067 RSUs to Richard Pfenniger; and (vi) a $54,450 cash stipend and 14,924 RSUs to Dr. Anthony Japour.

With respect to each grant of RSUs described above, half of the RSUs are fully vested as of the grant date and the remaining half vest in eight equal quarterly installments on the last day of March, June, September, and December, commencing on September 30, 2025, subject to the applicable recipient continuing to serve as an officer or director of the Company, as applicable, on each applicable vesting date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 10, 2024

Cocrystal Pharma, Inc.

By:	/s/ James Martin
Name:	James Martin
Title:	Chief Financial Officer and Co-Chief Executive Officer